Denver August 23-25, 2010 ENERCOM Energy Conference 2010 Exhibit 99.1

This presentation includes forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All information, other than historical facts included in this presentation, regarding strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management is forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the
Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs, pipe and other services and equipment, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.
This presentation also includes information on reserves potentially recoverable through additional drilling or enhanced recovery operations. Non-proven estimates are generally not permitted to be disclosed in SEC filings and are subject to a substantial risk of not being realized.

#3 oil producer in the Rocky Mountains
Accelerating growth with oil-rich drilling inventory
Excellent 1H10 results
• $392MM EBITDAX
• 20%> in EUR model to 518,000 Boe per well (ND Bakken)
• #1 Land position in Bakken Shale play with 816,852 net acres
• 9% production growth in 2Q10 vs. 1Q10
• 2Q10: 41,913 Boepd
• 1Q10: 38,428 Boepd
• 2Q09: 37,347 Boepd
Continental Resources, Inc.

Organic growth
• Inventory to 3X production and reserves over the next five years
Crude-oil focused
• 75% of 2Q10 production
Advanced technology applied to unconventional
resource plays
Conservative fiscal discipline

Growth Strategy

5 Operating Areas Headquarters: Enid, Oklahoma Field offices Counties with acreage holdings are highlighted

17.3% Compound average growth rate 2005-2009
18,000
15,000
12,000
9,000
6,000
3,000
-
2005
2006
2007
2008
2009
2010E
Oil
Gas

Strong Production Growth 2005-2009
7,209
9,018
10,621
12,006
13,623
79%
oil
83%
82%
76%
75%
MBoe
Est.
15,800
74%
* CLR 2Q10 production 75% crude oil. 2010 production guidance is for 15% to 17% growth.

300,000
250,000
200,000
150,000
100,000
50,000
-
2005
2006
2007
2008
2009
Oil
Gas

7 116,665 118,349 134,615 159,262 257,293 85% oil 83% 77% 67% 67% Growth in Reserves 2005-2009 MBoe

Divide
Burke
Renville
Sheridan
Williams
Mountrail
McKenzie
McLean
Dunn
Mercer
Dawson
Golden Valley
Billings
Stark
Morton
Prairie

8 The Bakken #1 crude oil play in lower 48 (USGS) 4.3B barrels of recoverable oil CLR: +171,505 net acres since January 1, 2010 ~

Daniels
Divide
Burke
Renville
Williams
Mountrail
McKenzie
McLean
Dunn
Mercer
Golden Valley
Billings
Stark
Morton
Prairie

Continental
RESOURCES

Growth Driver: North Dakota Bakken
Hz producer
2Q10: 13,046 Boepd
• +93% over 2Q09
• +30% over 1Q10
41% of ‘09 proved reserves
• 616 gross (261.9 net) PUD
locations at YE09
589,937 net acres
2010: $588MM capex (67% of
total drilling capex)

Divide
Burke
Williams
McLean
Dunn
Mercer
Golden
Billings
Mort
75
100
50

Continental
RESOURCES

CLR firsts
• Drilled the Three Forks in
May 2008
• Dual zone development with
Mathistad 2-35H in 2009
• ECO-Pad  drilling in 2010
75% of acreage could
be prospective for dual
zone development
10
MB/TF Dual Reservoir Development
®
CLR TF producer
CLR Q2 MB completion
CLR Q2 TF completion
CLR MB producer
2Q10 TF Completions
Meldahl 1-23H – 2,489 Boe
Ole 1-29H – 1,864 Boe
Bang 2-33H – 1,860 Boe
Roger 1-18H – 1,486 Boe
2Q10 MB Completions
Franklin 1-20H – 1,288 Boe
Bohmbach 2-35H – 1,271 Boe
Brockmeier 1-1H –
1,217 Boe
Anseth 1-29H – 1,088 Boe

North Dakota Industrial
Commission reduced property
line set-back requirement
• At least 5% longer lateral
Expect results from first ECO-
Pad projects in near future
10% less D&C cost
• 4 wells per ECO-Pad, versus 4
separate drilling pads
11
ECO-Pad  Development
Spacing unit #2
1,280-acre spacing
unit #1
50’ set-back
500’ set-back
500’ set-back
®

1,200
1,000
800
600
400
200
-
7-day avg. IP
90-day avg. IP
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Improving ND Bakken Well Results
Boepd
Current standard is 24 stages; testing 30
210
333
323
329
376
539
567
507
432
815
722
1,123
954
122
155
184
179
185
267
306
260
201
402
335
546
576
895
Completions: 7 7 7 5 5 10 6 15 11 9 9 9 14
Avg. CLR stages: 1 1 4 9 8 10 11 13 11 12 15 18 20
23
24
NA

Roosevelt
McKenzie
Golden Valley
Billings
Prairie

Continental
RESOURCES

13 Expanding Montana Bakken +63,416 net acres added in 2010 2Q10: 5,196 Boepd 11% of 2009 proved reserves • 65 gross (44.7 net) PUD locations $55MM in 2010 capex • Added second rig to play

Brockton-Froid Fault Zone
Sheridan
Burke
Renville
Mountrail
McLean
Dunn
Mercer
Dawson
Golden Valley
Billings
Stark
Morton
Prairie

Continental
RESOURCES

14 Good Plays Keep Getting Better 50 Miles The Bakken keeps growing

Dawson
Montana
North Dakota
Wibaux
Golden Valley
Billings
Stark
Slope
Fallon
Bowman
Carter
Harding
CLR Operated Units
Others Units
South Dakota

Production Base: Red River Units
Cedar Hills Units
Buffalo Units
Medicine Pole Hills
Units
Cedar Hills Units: 7   largest
onshore oil field in Lower 48
2Q10: 15,080 Boepd
21% of 2009 proved reserves
$82MM in 2010 capex
• 5 new producers drilled 2Q10
th

Statewide Daily Oil Production: North Dakota & Montana
Barrels of Oil Per Day
800,000
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Enbridge Portal Reversal Expansion
85,000 bopd increase
Keystone XL
200,000 bopd increase
NDIC Forecasted
Production increase
Enbridge Portal Line Reversal &
Butte Pipeline Expansion
52,000 bopd increase
EOG Railway Capacity
60,000 bopd
Pipeline Takeaway Capacity
Scheduled Pipeline Expansions
Existing Pipeline Take-Away
Capacity as of FEB 2010
ND Bakken
MT Bakken
ND Non-Bakken
MT Non-Bakken
Actual
Projected
Sources: Historical Production - HPDI & NDIC; Pipeline - Enbridge; EOG Rail - EOG Qtrly Earnings Call

Continental
RESOURCES

16 Williston Takeaway Capacity

Arkoma Woodford: Working East
CLR Acreage
Woodford Producer
SALT CREEK
RUSHING
ASHLAND AMI
Foster Development
6 wells: avg. 2.4
MMcfpd
EAST KREBS
Ennis 7H-12 (non-op)
8.4 MMcfpd
Marilyn 1-29H
4.2 MMcfpd
Delphia 1-34H
2.1 MMcfpd
2Q10: 3,721 Boepd
17% of 2009 proved
reserves
• 401 gross (100 net) PUD
locations
• 46,074 net acre position; 47%
HBP
$41MM in 2010 capex

Dewey
Blaine
Custer
15000
10000
Canadian
Washita
Caddo
Grady
Kiowa
Comanche
Stephens

Anadarko Woodford: Coming on Strong
12 miles
Wichita
Uplift
Nemaha
Uplift
Cana
Gas/Condensate Oil Gas
Brown 1-2H
4.2 MMcfpd, 102 Bopd
Doris 1-25H
4.5 MMcfpd, 72 Bopd
McCalla 1-11H
Ballard 1-17H  750 Mcfpd, 200 Bopd
NW Cana
SE Cana
Young 2-22H  7.5 MMcfpd
Very encouraged by early
well results
Liquids content enhances
economics
251,626 net acres
$75MM in 2010 capex
• 3 operated rigs
• Adding 4 by year end

Operating and Fiscal Discipline
1
See Non-GAAP Financial Measures in Form 10-K, Form 10-Q and earnings release for a reconciliation of net income to EBITDAX.
2
Average costs per Boe have been computed using sales volumes.
Realized oil price ($/bbl)
Realized natural gas price ($/Mcf)
Oil production (bopd)
Natural gas production (Mcfd)
Total production (boepd)
EBITDAX ($000’s)
Key Operational Statistics
Average oil equivalent price
Production expense
Production tax
G&A
Interest
Total cash costs
Cash margin
Cash margin %
Years ended December 31,
2009
$54.44
$3.22
27,459
59,194
37,324
$450,648
$45.10
6.89
3.37
3.03
1.72
$15.01
$30.09
66.7%
2008
$88.87
$6.90
24,993
46,861
32,803
$757,708
$77.66
8.40
4.84
2.95
1.01
$17.20
$60.46
77.9%
1H10
$69.87
$4.84
30,373
58,844
40,180
$391,578
$59.92
6.17
4.70
3.20
2.78
$16.85
$43.07
71.9%
1
2

Plenty of Running Room
* CLR internal economic model, based on EUR of 518K Boe and 640-acre spacing for the ND Bakken; 430K Boe and 320-acre spacing for the MT Bakken; 300K and 320-acre spacing for the Niobrara; 3 Bcf 80-acre spacing for the Arkoma Woodford; and
6 Bcf and 160-acre spacing for the Anadarko Woodford.
ND Bakken
MB zone
600
253
1,932 MMBoe additional reserves potential in the Bakken, Niobrara and Woodford;
7.5X 2009 reserves of 257.3 MMBoe.
In addition to our 62% increase in 2009 proved reserves...
Potential unbooked
locations (net)
Additional MMBoe
reserve potential
ND Bakken
TF zone
400
168
Arkoma
Woodford
425
174
(1.0 Tcf)
Anadarko
Woodford
1,500
1,218
(7.3 Tcf)
MT
Bakken
200
70
Niobrara
200
49

Positioned for Value Creation
Low-cost, high-margin
operator
• Operate 93% of our PV-10
Strong balance sheet
Hedged for operational
stability
Huge drilling inventory
Goal: 3X in 5 years –
production and
reserves

Continental Resources, Inc.

23 Appendix

Year ended December 31, 2010
Production growth
Price differentials (1)
Oil (Bbl)
Gas (Mcf)
Operating expenses per Boe:
Production expense
Production tax (percent of sales)
Depreciation, depletion, amortization
and accretion
General and administrative expense (2)
Non-cash stock-based compensation
Income tax rate, percent of pre-tax income
Percent of income tax deferred
24
2010 Guidance
15% to 17%
$8 to $10
+/- $0.25
$6.50 to $7.00
7.0% to 7.5%
$15 to $18
$2.00 to $2.40
$0.75 to $1.00
38%
95%
(1) Differential to calendar month average NYMEX futures price for oil and to average of last three trading days of prompt NYMEX futures contract for gas.
(2) Excludes non-cash stock-based compensation.

Crude Oil Hedge Positions
2010
Jul. to Sep.
Swaps
Collars
Oct. to Dec.
Swaps
Collars
2011
Jan. to Mar.
Swaps
Collars
Apr. to Dec.
Collars
2012
Jan. to Dec.
Collars
Volume in
Barrels
687,000
1,380,000
1,089,000
1,380,000
225,000
2,565,000
7,837,500
2,745,000
Weighted Avg.
of Swaps
$84.58
$83.99
$84.55
Range
$75-78
$75-78
$75-80
$75-80
$80
Weighted
Average
$76.00
$76.00
$78.95
$79.39
$80
Range
$88.75-96.75
$88.75-96.75
$88.65-97.25
$89.00-97.25
$93.25-93.65
Weighted
Average
$93.43
$93.43
$91.70
$91.27
$93.54
Collars: Floors Collars: Ceilings

Natgas Swaps
2010
Jul.  to Sep.
Oct.  to Dec.
2011
Jan.  to Dec.
Natgas Basis Swaps, Centerpoint East
2010
Jul. to Dec.
Natural Gas Swaps
MMBtus
3,778,000
3,778,000
11,862,500
3,600,000
Swaps
Weighted Avg.
$6.09
$6.09
$6.36
($0.62)